 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2021 (February 11, 2021)

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Churchill Capital Corp VI
(Exact name of registrant as specified in its charter)

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Delaware	001-40052	85-3391359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CCVI.U	New York Stock Exchange
Shares of Class A common stock	CCVI	New York Stock Exchange
Warrants included as part of the units	CCVI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 17, 2021, Churchill Capital Corp VI (the “Company”) consummated its initial public offering (the “IPO”) of 55,200,000 units (the “Units”), including the issuance of 7,200,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-fifth of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on January 11, 2021 (File No. 333-252005). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $552,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 14,040,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Churchill Sponsor VI LLC (the “Sponsor”), generating gross proceeds to the Company of $14,040,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $552,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO), and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months (or 27 months upon the satisfaction of the conditions set forth in (ii)) from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated February 11, 2021, between the Company and J.P. Morgan Securities LLC, as representative of the underwriters.

•	A Warrant Agreement, dated February 11, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	Letter Agreements, dated February 11, 2021, between the Company and each of its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated February 11, 2021, among the Company and certain other security holders named therein.

•	A Private Placement Warrant Purchase Agreement, dated February 11, 2021, between the Company and the Sponsor.

•	An Indemnity Agreement, dated February 11, 2021, between the Company and Michael Klein.

•	An Indemnity Agreement, dated February 11, 2021, between the Company and Jay Taragin.

•	An Indemnity Agreement, dated February 11, 2021, between the Company and Glenn R. August.

•	An Indemnity Agreement, dated February 11, 2021, between the Company and Bonnie Jonas.

•	An Indemnity Agreement, dated February 11, 2021, between the Company and Mark Klein.

•	An Indemnity Agreement, dated February 11, 2021, between the Company and Malcolm S. McDermid.

•	An Indemnity Agreement, dated February 11, 2021, between the Company and Karen G. Mills.

•	An Administrative Services Agreement, dated February 11, 2021, between the Company and an affiliate of the Sponsor.

The Company also adopted the Amended and Restated Certificate of Incorporation on February 12, 2021, which both restates and amends the provisions of the original certificate of incorporation of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated February 11, 2021, between the Company and J.P. Morgan Securities LLC, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation

4.4	Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Form of Letter Agreements, dated February 11, 2021, among the Company and each of its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 11, 2021, among the Company and certain other security holders named therein.

10.4	Private Placement Warrant Purchase Agreement, dated February 11, 2021, between the Company and the Sponsor.

10.5	Indemnity Agreement, dated February 11, 2021, between the Company and Michael Klein.

10.6	Indemnity Agreement, dated February 11, 2021, between the Company and Jay Taragin.

10.7	Indemnity Agreement, dated February 11, 2021, between the Company and Glenn R. August.

10.8	Indemnity Agreement, dated February 11, 2021, between the Company and Bonnie Jonas.

10.9	Indemnity Agreement, dated February 11, 2021, between the Company and Mark Klein.

10.10	Indemnity Agreement, dated February 11, 2021, between the Company and Malcolm S. McDermid.

10.11	Indemnity Agreement, dated February 11, 2021, between the Company and Karen G. Mills.

10.12	Administrative Services Agreement, dated February 11, 2021, between the Company and an affiliate of the Sponsor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp VI

Date: February 18, 2021	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer